Going Concern	12 Months Ended
Jul. 31, 2021
Disclosure Of Going Concern [Abstract]
Going Concern

2. Going Concern

These consolidated financial statements have been prepared using International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board applicable to a going concern, which assumes that the Company will be able to continue its operations and will be able to realize its assets and settle its liabilities in the normal course of business as they come due in the foreseeable future.

For the year ended July 31, 2021, the Company reported an operating loss of $85,495; cash outflows from operating activities of $43,068 and an accumulated deficit of $773,993. In addition, the Cash held in escrow were released subsequent to year end to finance the Redecan acquisition (Note 38).

Under the terms of the Senior Secured Convertible Note, the holder has the option to require monthly redemptions, which are settled in either cash or equity. In order to retain the right to settle the monthly redemptions in either cash or equity, the Company must maintain, for each of the 20 previous trading days, a daily volume weighted average price per common share on the Nasdaq Capital Market ("VWAP") above US$1.50, as well as meet certain other conditions (Note 19). In the event that these conditions are not met, the Company must seek a waiver from the holder in order to settle each monthly redemption in equity (the "Equity Condition Waiver"). If the holder does not grant the Equity Condition Waiver, the monthly redemption is required to be settled in cash. These monthly redemptions may result in significant cash outflows over the next twelve months (Note 19).

On October 22, 2021, the Company negotiated an amendment to the terms of the Senior Secured Convertible Note which resulted in reducing the daily VWAP attached to the Equity Condition Waiver from US$5.00 to US$1.50. In addition, to date, when requested, the holder has granted the Equity Condition Waiver and has permitted settlement of the monthly redemptions in equity. However, there can be no assurances that the Equity Conditions Waiver will continue to be met, or if they are not met, that the holder will continue to grant equity waivers to permit settlement of the monthly redemptions in equity. As such, there exists a risk that significant cash outflows may be required over the next twelve months under the terms of the Senior Secured Convertible Note.

Existing funds on hand, when combined with operational cash flow, are not sufficient to fund existing debt repayments, capex budgets, and potential cash requirements under the Senior Secured Convertible Note. Management is exploring several options to secure the necessary financing, which could include the issuance of new public or private equity or debt instruments, supplemented with operating cash inflows from operations. Nevertheless, there is no assurance that certain sources of additional future funding will be available to the Company or will be available on terms which are acceptable to management.

These circumstances create material uncertainties that lend substantial doubt as to the ability of the Company to meet its obligations as they come due and, accordingly, the appropriateness of the use of accounting principles applicable to a going concern. The Company's ability to continue as a going concern is dependent upon its ability to fund the repayment of existing borrowings, secure additional financing and to generate positive cash flows from operations. These financial statements do not reflect the adjustments to the carrying values of assets and liabilities and the reported expenses and balance sheet classifications that would be necessary If the company were unable to realize its assets and settle its liabilities as a going concern in the normal course of operations. Such adjustments could be material.